Exhibit 99.1

Investor Presentation July 2022

SuperBAC Represents an Attractive Investment Opportunity

SUPERBAC
Nature-driven intelligence

We are a leading player in the biotech revolution, leveraging technology to create more sustainable and efficient solutions

A leading producer of Bio-enhanced fertilizers in Brazil

We substitute chemical processes for efficient and environmentally friendly solutions

Proprietary technology to blend bacteria in easy-to-use solutions

Our Bio-enhanced fertilizers can decrease the use of NPK by 50%

Clear value proposition to stakeholders: increased profitability to farmers (+30%) and GHG emissions reduction (10x)

Proven track record (*+7mn acres*) with recurring customer base (*+62% CAGR in sales volumes to top 10 recurring clients 2019-21*)(1)

Growth company with strong EBITDA generation (R$1.2bn net operating revenue and R$151mn Adjusted EBITDA projected for 2022)(2)

SUSTAINABLE DEVELOPMENT GOALS

Turning point for nature-based efficient solutions

When used in this presentation, "CAGR" means compound annual growth rate over a given period, and "NPK" means Nitrogen, Phosphorus and Potassium.
(1) SuperBAC's recurring clients in a given year refers to clients to whom SuperBAC also sold products in the prior year. As used above, recurring clients is calculated based on the economic group of the relevant client (i.e. if a client has more than one legal entity to which sales are made, all legal entities within a client's economic group would be considered as one client for this purpose). (2) Projected net operating revenue does not take into account present value adjustments. For a reconciliation of projected adjusted EBITDA to net income (loss), see page 42. See "Disclaimer – Statement Regarding Non-GAAP Financial Measures" on page 44. For more information relating to SuperBAC's projections, see "Disclaimer—Forward-Looking Statements" and "Disclaimer— Use of Projections" on page 44.

2

SuperBAC at a Glance



+20 years of R&D and operations

7.4mn
Treated acres

+1,850
Bioprospected bacterial strains

+90,000
Mapped bacterial strains



Our +20 years Biodata is one of the largest bacteria library in Brazil, the most biologically diverse country in the world



R$1,201mn
Projected Net Operating Revenue
2022E(1)

R$151mn
Projected Adj. EBITDA
2022E(2)



State-of-the-Art Biofactory inaugurated in **2021**, with capacity to **triple production**



89%
Projected Net Operating Revenue CAGR 20A-22E(1)

For more information relating to SuperBAC's projections, see "Disclaimer—Forward-Looking Statements" and "Disclaimer— Use of Projections" on page 44.
(1) Projected net operating revenue does not take into account present value adjustments.
(2) For a reconciliation of projected adjusted EBITDA to net income (loss), see page 42. See "Disclaimer – Statement Regarding Non-GAAP Financial Measures" on page 44.

3

The World Needs to Find Alternatives for Traditional Agricultural Inputs, Creating Great Opportunity for Biologicals to Penetrate the Market…


Supply Risks

- Increasing global demand for fertilizers
- Concentrated market power in the agricultural input industries
- Ongoing supply disruptions due to ongoing geopolitical crisis
- Russia and Belarus provided 48% of the world's exported ammonium nitrate, 11% of the world's exported urea and 40% of the world's exports of potash in 2021[1]


Environmental impact

- Ammonia production accounts for ~2% of global energy consumption annually[2]
- Fertilizers accounted for ~20% of global N_2O emissions from 2010-2016[3]
- 500+ oceanic dead zones[4]
- Depletes organic matter causing 60% topsoil loss due to erosion


Long Term Detriments To Biodiversity

- Soil salinification and acidification
- Decreasing biodiversity
- Impact on plant health with higher incidence of pests and diseases

…further accelerating adoption of biological solutions

BR Fertilizer CAGR[5]
Volume


17.5%
2.1%
2015-2020
Biologic / Specialty
Conventional NPK

BR Crop Protection CAGR[5]
Volume


45.1%
12.9%
2015-2020
Biologic
Chemical

(1) Morgan Stanley in CNBC news. (2) IEA - International Energy Agency. (3) Emission Database for Global Atmospheric Research; FAOSTAT and National GHGI data. (4) Melissa Ha and Rachel Schleiger "Eutrophication and Dead Zones" in January 2022, within Environmental Science by Kyle Whittinghill, via ASCCC Open Educational Resources Initiative. (5) ANDA (*Associação Nacional para Difusão de Adubos*) and FAO as of 2021.

4

5 (1) ANDA, FAO. (2) FAO/OECD, 2021. (3) USDA reports “Grain: World Markets and Trade” from May 2022 and “Oilseeds: World Marke ts and Trade” also from May 2022. … and Brazil is Taking a Leading Role in Global Food Production, Being Further Boosted by Geopolitical Factors Brazil is a Global Leader in Food Production Across Multiple Crops (1) % of global production - 2019 38.6% 34.2% 30.0% 21.7% 11.5% 10.1% 8.8% Sugar Cane Soybean Coffee Oranges Tobacco Beans Corn #1 #1 #1 #1 #3 #3 #3 Rank - 2019 5 20% 7% 73% 3% 17% 80% 10% 20% 70% 25% 59% 16% W heat Corn Barley Sunflower Russia - Ukraine share of Global Exports (3) Russia Ukraine Others CORN FISH PORK MILK SOYBEANS BEEF 25% 17% 16% 23% 22% 12% 16% 10% 7% 17% 13% 12% Production Growth Forecast, 2018 - 2028 (2) Brazil World

What SuperBAC Does Differently (And Better!) - Crop Nutrition Example

SUPERBAC
Nature-driven intelligence

Using Proprietary Technology (Smart BAC) SuperBAC can Stabilize Bacteria in any Environment

More NPK Usage
Less Nutrient Absorption(1)

Less NPK Usage (50%) + Biotech
More Nutrient Absorption(2)


N
K
P
BAC
Organic Matter
Bacteria Blend

Mineral Fertilizer


NPK
100%

Conventional Fertilizer

SuperBAC Solution


SuperBAC biotechnology(2)
50%
NPK
50%

SuperBAC Solution

- More nutrients absorption
- Higher Productivity
- Less Environmental Impact
- Improved Soil Conditions

Note: Not to scale. (1) A large percentage of the nitrogen and phosphates in traditional mineral fertilizers are susceptible to not being consumed by the plants. (2) Supergan mixes a bioactive compound (chicken manure) with a bacteria blend, in general the solution consists of 50% of NPK and 50% of bioactive compound mixed with the bacteria, in volume.

6

Proven Value to Farmers, Resulting in Recurring Customer Base

520 field tests

+7.4mn treated planted acres(1)

15 States(2)

+1.5k POS

81% of tests showing higher productivity compared to competitors(3)(7)

30% increase in clients' profitability(4)(7)

62% sales volume CAGR in top 10 recurring clients in the last 2 years(5)

0.7% of Mkt share in Total Brazilian Fertilizer Market 2021(6)



Notes: (1) SuperBAC historical data based on all the volume sold between 2017-2021. (2) Includes Brazilian states of: PR, SP, MG, MT, MS, GO, RS, BA, PI, PA, SC, DF, TO, MA, and RO. (3) Based on tests performed by SuperBAC. (4) SuperBAC calculation based on estimated increase yield from SuperBAC products on SuperBAC's estimation of typical customer profitability based on CONAB (Brazilian National Supply Company) public data. (5) SuperBAC's recurring clients in a given year refers to clients to whom SuperBAC also sold products in the prior year. As used above, recurring clients is calculated based on the economic group of the relevant client (i.e. if a client has more than one legal entity to which sales are made, all legal entities within a client's economic group would be considered as one client for this purpose). (6) Represents the total volume sold by SuperBAC in 2021 and the total market data from ANDA. (7) Results shown using SuperBAC's Supergan product.

7

How SuperBAC Helps To Preserve Biodiversity and Reduce GHG emissions

Conventional Fertilizer Cycle	SuperBAC Virtuous Cycle


CO2
CO2
CO2
CO2
Circular Economy
Technology + ~Less 50% NPK
CO_2 Emissions
~10x less emission from crop production(1)
More Sustainable Land Use
Higher yield per acre
Soil Regeneration
~18% increase in Microbial Biodiversity(2)
~29% More Nitrogen-fixing bacteria(2)

Notes: (1) According to unpublished research commissioned by SuperBAC conducted by academics from USP-ESALQ University, Professor PhD Carlos Eduardo Pellegrino Cerri. Results are derived from soil tests using one crop/harvest cycle in 2022 using SuperBAC's Supergan product and are viewed as preliminary. Research expected to be continued in a second crop/harvest cycle. (2) SuperBAC results from internal research using crops/harvest cycle from 2018 to 2021.

9 50% 50% Processed together in pellet format Our Solutions SuperBAC Commercial Models Fertilizer Final Product Mix BAC (2) + NPK BAC (1) Only x Farmers, distributors and cooperatives x Large Distributors and cooperatives x NPK blenders x Large farmers Client Profile NPK SuperBAC biotechnology Initial model SuperBAC delivers final product NPK - equivalent product Focus on the technology BAC x • Blend with NPK sourced by the client • Partner/client responsible for blending 1 2 2 Focus on the technology BAC 1 1 1 x x x # Projected Gross Margin (3) per product 9 25% - 28% We Operate In Multiple Commercial Models 50% (1) BAC means bioactive compound. (3) SuperBAC estimation based on company and market data. Gross Margin is calculated as (ne t o perating revenue + cost of goods sold)/net operating revenue. See “Disclaimer — Forward - Looking Statements” and “Disclaimer — Use of Projections” on page 44. 2 x x x Model 1 Model 2 Model 3 2 30% - 35%

Proprietary Database of Bacterial Strains[(1)], Creating Strong Competitive Advantage

SuperBAC has been mapping out soil biomes across Brazil to compose its Biodata (microbiome + soil characterization), a unique asset that enables crop and soil-specific blends customization to maximize performance

We have built the largest bacteria library in Brazil, the most biologically diverse country in the world



Global soil biodiversity atlas [(2)]




Research Protocols
Agronomic Results
Bioprospecting
Physico-Chemical
Microbial

Biodata Numbers [(3)]

- ✓ **+1,850** strains
- ✓ **5** years database
- ✓ **3,843** physicochemical analysis
- ✓ **2,016** microbiome
- ✓ **882** demoplots
- ✓ **306** field trials

(1) Note: Bacterial DNAs and strains are not patentable and are not proprietary. (2) Elaborated by the European Soil Data Centre.
(3) Numbers as of January 2022.

10

11 IDENTIFICATION Characterization and construction of robust database 2 SuperBAC Proprietary Technological Process BIOPROSPECTION Isolation of microorganisms of interest 3 Robust Microbial Database and Library Tailor - Made Solutions for Client Needs Best - in - class Scale Up and Stabilization Technology MAPPING Analysis of microbiomes from different regions in Brazil 1 BLEND CUSTOMIZATION Analysis of interactions with the environment 4 APPLICATION Technical validations and construction of the value proposition 5 GO TO MARKET B2B B2C 7 6 SCALABILITY • Manufacturing of microbial batches at an industrial scale • Blend stabilization (BACInside)

Scalable Biotech Platform for Multiple Industries, with Credible Roll-Out Strategy

SUPERBAC Nature-driven intelligence

	2022 ---------- 2023 ---------------------- 2025 -------------------→ Long Term	Industries Covered	Projected Adj. EBITDA Margin 2025 (%)(1)	Total Market 2021 US$ bn(2)(3)
Current Wave	Expansion of our crop nutrition solutions	✓Crop Nutrition	~20%	15
Wave 2	Expand into Crop Protection Solutions and Adjacent Industries	✓Crop Protection ✓Sanitation ✓Oil & Gas	~35% - 40%	14
Wave 3	New industries with disruptive value proposition	✓Home Care ✓Animal Nutrition ✓Cosmetics	~35%	3

Total Market 2021(2)(3) **US$33 bn**

12

(1) SuperBAC estimation based on company and market data. For a reconciliation of projected adjusted EBITDA and projected adjusted EBITDA margin to net income (loss), see page 42. Projected net operating revenue does not take into account present value adjustments. See "Disclaimer—Forward-Looking Statements" and "Disclaimer— Use of Projections" on page 44. (2) Total market in Brazil is an estimate that is calculated by SuperBAC using market data, including from McKinsey report "Investing in Biotech". (3) Converted from Brazilian *reais* into US dollars at the PTAX rate on July 6, 2022 of R$5.43 per US$1.00.

Wave 2: SuperBAC's Solutions are Expected to Benefit from the Biological Crop Protection Wave

Go-to-Market Strategy by 2023

SuperBAC crop protection solutions
- ✓ **Bioinsecticide** (Foliar)
- ✓ **Bionematicide** (ST / In-furrow)
- ✓ **Biofungicide** (Foliar / ST / In-furrow)



2023
Expected Go-to-Market
2022-2023
Expected Regulatory approval
2020-2022
Product Development
Before 2020
Bioprospection

SmartBAC Technology has been shown to be more efficient than most popular products currently available in the market[(1)]



% Caterpillar Mortality
85%
65%
89%
98%
94%
100%
78%
78%
97%
78%
84%
97%
Spodoptera
Chrysodeixis
Helicoverpa
Anticarsia
Mkt Standard A
Mkt Standard B
SmartBAC

Tests conducted with SmartBAC® – SuperBAC's bioinsecticide shows **greater product efficiency** and **effectiveness**

13

(1) Data for caterpillar mortality included for illustrative purposes. According to unpublished research commissioned by SuperBAC conducted by Universidade Estadual Paulista – UNESP. Other studies have shown similar results across a range of agricultural pests.

Wave 2: O&G

SuperBAC is the Only Company in Brazil that Offers B2B O&G Solutions

- Clean-up and remediation of production water and oily sludges from the oil and gas extraction industry
- Remediation of groundwater and contaminated water
- Water and oil separator box’s treatment
- Treatment of oily industrial effluents

Independent Case Study – Slop Tank in FPSO [(1)]

90%

Average reduction in the concentration of oil[(2)]



Enabling our customers to reach the legally required thresholds and enabling safer discharge into the ocean

PETROBRAS CENPES

SuperBAC technology has been validated by CENPES and tests at the FPSO will begin in 2022

Total FPSO[(1)] Market in Brazil

Number of FPSOs; R$ bn



45
Total FPSO

R$0.9bn

14

Note: CENPES is Petrobras' research and development and innovation institute, and any contractors are required to obtain such CENPES certification. (1) FPSO stands for Floating Production Storage and Offloading. An estimate calculated by SuperBAC using market data, including from Weplace and McKinsey report “Investing in Biotech”. (2) Results shown using SuperBAC’s Bio Liq HC product.

Wave 2: Sanitation/Biogas

SUPERBAC
Nature-driven intelligence

SuperBAC solutions are used to treat the Jerusalem Wastewater, and it has Shown Exceptional Improvement



Application in Jerusalem municipal sewage treatment ponds

40% Of **Biochemical Oxygen Demand reduction**(2)

7% Of **flow rate increase**(2)

Case Study – Laminated Wood Factory

Efficiency improvement in the stabilization pond

84% Of **Biochemical Oxygen Demand reduction** after 1 year



After 1 year
Beginning

Our Clients (direct and indirect):

BRK Ambiental · Águas de Votorantim · sabesp · Jerusalem Wastewater Treatment System

Projected Brazilian Wastewater Technology Treatment CAPEX and OPEX (1)

R$ bn



2021 Estimated Total Water Treatment

R$3.6bn

(1) An estimate calculated by SuperBAC using market data, including from GWI and McKinsey report "Investing in Biotech". (2) The results were observed 6 months after implementation of SuperBAC's BioLiq WT solution.

15

Wave 3: Home Care, Animal Nutrition and Cosmetics

Main Solutions Already Available in the B2C Home Care Segment

BioCUBO



- Use for grease trap maintenance
- Control of bad odors and prevention of clogging

Already deployed in 80 restaurants

Odor Out


ODOR OUT

- Stain and odor remover spray
- Odor eliminating additive for cat sand
- Drainage odor eliminator tablet

Already sold in the largest pet store chains (e.g. Petz and Cobasi) and online marketplaces in Brazil (e.g. Amazon)

SuperGarden


SUPERGARDEN

The Company can also play in the B2B Market



✓ Differentiated strategy by developing efficient, environment-friendly biosolutions for B2B clients

✓ **Ability to develop tailor-made biosolutions**

B2B Channel Representing a Huge Opportunity, In Which SuperBAC Could Enjoy Higher Margins and Market Share


Animal Health


Cosmetics

16

17 ESG Value - Oriented Strategy Certifications Environment Social Governance x Environmental practices are intrinsic to the Company’s core business x Crop Nutrition: biofertilizers that regenerate the soil, rebalancing the biota, increasing crop yields and reducing the use of chemicals x Oil & Gas: Bioremediation and treatment of contaminated areas and oily waste x Wastewater Treatment : treatment of industrial and sanitary effluents x Audited financials x Experienced Board of Directors x Sponsorship from Temasek x Distribution of BioTab in Amelia Rodrigues (state of Bahia) x Sewage pre - treatment in a needy community, with no access to basic sanitation

18 Top Tier Management Supported by Marquee Investors Luiz Chacon Filho CEO & Founder ... Backed by a Highly Qualified R&D and Operational Teams 147 in Bio 281 in Agri Employees 70 PhDs, masters and researchers dedicated exclusively to the development of innovations Specialists (1) As of April 2022. (2) As of June 30, 2022. Sponsorship from world - class investment firms US$283bn in Portfolio as of March 2021 Company’s Shareholder since 2015 x 10% of Temasek portfolio allocated in the Life Sciences & Agri - Food segment US$10bn Market Cap (2) US$2.1bn of total revenues in 2021 x NASDAQ listed company +26 Giuliano Pauli Innovation, R&D and Biotech Director +12 Wilson Silva CFO +30 Years of experience (1) 84 Employees 275 Employees 48 Employees Mozart Fogaça VP of Business and Marketing +30 11 Employees Marco Antonio Human Resources +30

19 Attractive Time to Invest Critical timing in global chemical (defensives, fertilizers, synthetics) supply chain favors alternatives based on more efficient solutions Sponsorship from world - class investment firms Temasek and XP Attractive opportunity to maximize value to SuperBAC and potential investor returns Biofactory ready to support roll - out strategy with minimum expansion Capex SuperBAC solutions have already shown technological and commercial viability with high acceptance rates Unique momentum for ESG disruptors

20 Year - to - Date Performance Unit YTD 2022 Actual Backlog (1) FY 2022 Business Plan (2) Actual / BP Volume Sold kton 339 400 85% sold Average Price R$/ ton 4,128 3,052 +35% higher Contract Value R$ mn 1,401 1,221 +15% higher Note: YTD stands for Year - to - Date. FY stands for Full - Year. (1) YTD as of June 26, 2022. Unaudited interim financial information. YTD 2022 is unaudited preliminary financial data. These YT D estimates to date are based on volumes SuperBAC has agreed to sell to customers and on the contracted prices for those sales. Although backlog reflects business associated with sales orders that are considered to be firm, due to the nature of o ur business, substantially all such sales orders are subject to cancellation or amendment at the customer's discretion without p ena lties. Consequently, backlog may differ from actual future sales. Therefore, backlog (contract value, contract volume and contract p ric e) is presented as a performance metric only and is not intended to be viewed as a forecast of SuperBAC’s gross revenue, net operating revenue or any other metric. Financial results will be recognized in SuperBAC’s financial statements according to S upe rBAC’s IFRS accounting practices in due course. (2) Business plan established by SuperBAC in January 2022.

21 Business Plan Overview Projected Net Operating Revenue Evolution (1) R$ mn For more information relating to SuperBAC’s projections, see “Disclaimer — Forward - Looking Statements” and “Disclaimer — Use of Pro jections” on page 44. (1) Projected net operating revenue does not take into account present value adjustments. (2) For a reconciliation of adjuste d E BITDA and projected adjusted EBITDA to net income (loss), see page 42. See “Disclaimer – Statement Regarding Non - GAAP Financial Measures” on page 44. 73% 14% 13% Crop Nutrition Crop Protection Non-Agri Projected Net Operating Revenue Mix 2026E (1) Projected Gross Profit Mix 2026E (1) 2026E CAGR 20A - 26E: 45% Projected Adjusted EBITDA Evolution (2) R$ mn CAGR 20A - 26E: 80% 336 706 1,201 1,505 1,788 2,496 3,161 2020A 2021A 2022E 2023E 2024E 2025E 2026E 19 45 151 204 270 438 621 6% 6% 13% 14% 15% 18% 20% 2020A 2021A 2022E 2023E 2024E 2025E 2026E Adjusted EBITDA Adjusted EBITDA Margin 59% 21% 20% Crop Nutrition Crop Protection Non-Agri

Transaction Overview

SUPERBAC
Nature-driven intelligence

Transaction Summary

- SuperBAC has entered into a Business Combination Agreement to merge with XPAC Acquisition Corp. (Nasdaq: XPAX)
- Closing expected in the second half of 2022

Implied EV / Projected Net Operating Revenue[2]	
2022E	*1.5x*
2023E	*1.2x*
2024E	*1.0x*

Implied EV / Projected Adjusted EBITDA[2]	
2022E	*11.9x*
2023E	*8.8x*
2024E	*6.6x*

Sources and Uses[1][5]

Sources	**US$ mn**
Existing cash held in trust account	220
Equity consideration to SuperBAC shareholders that become PubCo shareholders	240
Existing sponsor equity at closing	55
Total Sources	514

Uses	**US$ mn**
Equity consideration to SuperBAC shareholders that become PubCo shareholders	240
Existing sponsor equity at closing	55
Estimated XPAC transaction expenses and SuperBAC transaction expenses	16
SuperBAC reorganization payments	22
Remaining cash to balance sheet of PubCo	181
Total Uses	514

Illustrative Pro-Forma Valuation[1]

	US$ mn
Firm Value[1]	380
(-) Loans and Borrowings[1]	(73)
(-) Debt with current shareholders[3]	(22)
(+) Cash and Equivalents[1]	10
Equity Value Pre-Money[4]	294
(+) Cash from Business Combination[5]	220
Equity Value Post-Money	**514**

Indicative Ownership Structure[5]

Shareholders	**Pre-Money**	**Post-Money**
Temasek	43.6%	20.3%
Luiz Chacon Filho (Founder)	34.9%	16.2%
Feffer Family	14.2%	6.6%
Others	7.3%	3.4%
XP Inc.	-	10.7%
XPAC public shareholders	-	42.7%
Total		**100.0%**

For more information relating to SuperBAC's projections, see "Disclaimer—Forward-Looking Statements" and "Disclaimer— Use of Projections" on page 44.
Note: Exchange rate used on this page is R$4.7326 to US$1.00 (PTAX rate one business day prior to signing the business combination agreement (the "BCA")). (1) Illustrative firm value calculated as equity value plus SuperBAC projected net debt for December 31, 2022 of US$64 million (which was converted into dollars at R$4.7326 to US$1.00) plus debt with current shareholders (see note 3). (2) SuperBAC projected net operating revenue does not take into account present value adjustments. SuperBAC projected net operating revenue and Adjusted EBITDA converted into US dollars at R$4.7326 to US$1.00. The BCA fixes the equity value of SuperBAC in US dollars (except for certain adjustments (see note 4)). Fluctuations in the US$ / R$ exchange rate would change the implied EV/net operating revenue and implied EV/Adjusted EBITDA presented above. See "Disclaimer – Statement Regarding Non-GAAP Financial Measures" on page 44. (3) SuperBAC payments due to current SuperBAC shareholders upon completion of the business combination and will be funded using part of the proceeds. (4) Equity value pre-money is also subject to deductions for the Sponsor Final Promote Amount (per BCA), for any excess above agreed SuperBAC transaction expenses cap, for any excess above agreed permitted net indebtedness R$ threshold and to the extent less than all SuperBAC shareholders migrate to PubCo. (5) Illustrative presentation assuming no redemptions of XPAC public shares, no equity or debt financings prior to closing, all SuperBAC shareholders migrate to PubCo, SuperBAC and XPAC transaction expenses will not exceed certain amounts and SuperBAC does not exceed the permitted net indebtedness threshold.

22

23 Global Biotech Conventional AgInputs LatAm AgInputs • Latam local players focused on crop protection and crop nutrition • Companies focused on biosolutions, mostly focused on non - ag segments (including food enzymes and health products) • Traditional global agricultural sciences companies focused on crop protection US$ 17 bn Market Cap in US$ Country US$ 10 bn US$ 13 bn US$ 38 bn US$ 563 mm US$ 238 mm Public peer forward projections reflect FactSet market data consensus estimates as of July 5, 2022 . Comparable Public Companies

Compelling Valuation Relative to Peers

Firm Value / Projected EBITDA 2023E[(1)]



x
Median 23E: 21.7x
Median 23E: 11.0x
Median 23E: 6.9x
8.8x
21.6x
21.9x
21.7x
10.6x
11.3x
11.0x
8.8x
5.0x
6.9x
SUPERBAC
novozymes
CHR HANSEN
FMC
CORTEVA agriscience
BIOCERES
VITTIA

Projected EBITDA CAGR 2021E-2023E[(1)]



%
Median 23E: 7.9%
Median 23E: 10.7%
Median 23E: 32.9%
93.1%
6.8%
9.1%
8.3%
13.2%
10.7%
33.0%
32.9%
32.9%
SUPERBAC
novozymes
CHR HANSEN
FMC
CORTEVA agriscience
BIOCERES
VITTIA

Public peer forward projections reflect FactSet market data consensus estimates as of July 5, 2022.

Note: (1) For comparable companies, EBITDA is used (which is typically defined as net income (loss) before interest expense, provision for income taxes, depreciation and amortization). For SuperBAC, projected adjusted EBITDA is used, which SuperBAC calculates as net income (loss) before interest expense, provision for income taxes, depreciation and amortization, present value adjustments, executive compensation, changes in fair value of investment property and non-recurring items. For a reconciliation of projected adjusted EBITDA to net income (loss), see page 42. To the extent known to us, the EBITDA for comparable companies is also not presented net of present value adjustments. Projected adjusted EBITDA as presented may not be comparable to similarly titled measures of other companies as they may determine or calculate such measures differently than SuperBAC does. For more information relating to SuperBAC's projections, see "Disclaimer—Forward-Looking Statements" and "Disclaimer— Use of Projections" on page 44, and "Disclaimer – Statement Regarding Non-GAAP Financial Measures" on page 44.



Global Biotech
Conventional AgInputs
LatAm AgInputs
novozymes
CHR HANSEN
FMC
CORTEVA
VITTIA
BIOCERES

24

25 Appendix

26 Company Motto AGRICULTURAL REVOLUTION INDUSTRIAL REVOLUTION TECH REVOLUTION 4 BIOTECH REVOLUTION 26 more sustainable and efficient solutions We are a leading player in the biotech revolution, disrupting traditional industries with

SuperBAC has Consolidated Itself as a Leading Biotech Company in Brazil

SUPERBAC
Nature-driven intelligence

1995 - 2013

Technology and IP Development

- ✓ 18 years of research, mapping, identifying and bioprospecting bacterial strains
- ✓ Development of blends and product development

2013 - 2018

Product Launch, Investment Round and Commercial Validation

TEMASEK

- ✓ 2016: Private Placement
- ✓ Solutions development for different markets

2019 – 2021

Industrial Scale

- ✓ Scale-up validation
- ✓ Technological and commercial viability
- ✓ New biofactory inaugurated in 2021 with capacity to triple production volume

2022+

National Roll-Out and Diversification

- ✓ Consolidating the expansion strategy in bio-enhanced fertilizers
- ✓ Diversification to crop protection and other sectors (O&G, health and animal nutrition, sanitation, consumer goods)

Net Operating Revenue
R$ mn (2022E is Projected)

2020	2021	2022E
336	707	1,201[1]

State-of-the-Art Biofactory and R&D Complex in Brazil





READY TO ROLL-OUT DISRUPTIVE SOLUTIONS

(1) Projected net operating revenue does not take into account present value adjustments. For more information relating to SuperBAC's projections, see "Disclaimer—Forward-Looking Statements" and "Disclaimer— Use of Projections" on page 44.

27

28 Investment Thesis 01 02 03 04 06 05 Transformational tailwinds for biologicals Ideal timing for investing ESG oriented , strong management team and sponsorship from Temasek and XP Disruptive and proprietary biotechnology, creating strong competitive advantages and barriers to entry Large total market across different industries Attractive valuation at a discount to main global biotech players

Deep Expertise from Identifying Clients' Needs and Bioprospection to Manufacturing

SUPERBAC
Nature-driven intelligence

Unique database of mapped soil biome (Biodata)

✓ **+90,000** mapped strains (2021)

✓ **+1,850** bioprospected strains (2021)

Bioprospection through physicochemical and microbiome analysis

Lead Generation & Development to validate microbe function

Discovery

1 year

Deep know-how to develop effective formulations, from laboratory research to industrial scale production

✓ **64** products launched

✓ **15** patent applications

Scale Up using the right equipment and expertise

Formulation Lab – expertise in formulating stable and high-quality products

Field Testing in greenhouses and open field

Regulatory and IP specialists to expedite approvals

Scale Up & Development

1-2 years

State-of-the-Art Biofactory inaugurated in Nov 2021

Manufacturing

- ✓ Biofactory with **9 bioreactors, with +50,000L of total installed capacity**
- ✓ **3 independent production lines** enabling production of several different products

Manufacture

0.5-1 year

29

30 Potential Upsides Currently Not Considered in the Business Plan Projections 30 SuperBAC Solutions Target Client Status Sector Pulp & Paper Industry Patent submitted Pulp & Paper In vitro cellulose Global NPK Producer MoU Signed Agribusiness Mineral biocoat Global Food Company NDA Signed Food Texture, flavoring and higher shelf life Global Beauty Company Tests being conducted Cosmetics Biological solution for essence extraction Note: SuperBAC’s business plan projections do not include the potential effects of non - binding agreements, ongoing negotiations, and nascent partnerships with players in the industries indicated above. This information is qualitative only. Agriculture Industry Under tests Carbon Credits NPK consumption reduction

SuperBAC Has a Solid Client Base

Company is Building a Strong Network in the Brazilian Agri Scenario

Total Volume by Cohort
kton



209
221
29
281
32
23
289
34
19
37
Client Base 2022E
Client Base 2021
Client Base 2020
Client Base 2019
2019
2020
2021
2022E

Projected Volume Breakdown by State 2022E
%



39%
15%
11%
10%
7%
6%
6%
3%
3%
PR
GO
MS
MG
SP
RS
MT
BA
Others (1)

Total Volume
kton



209
221
29
312
23
334
37
2019
2020
2021
2022E
Same Clients
New clients

Projected Volume Breakdown by Type of Client 2022E
kton



53%
38%
6%
3%
Distributors
Cooperatives
Direct Sale
Other

For more information relating to SuperBAC's projections, see "Disclaimer—Forward-Looking Statements" and "Disclaimer— Use of Projections" on page 44.

Source: SuperBAC historical data (except that 2022E data represents SuperBAC projections for FY 2022). The client data on this page is presented on a per legal entity basis. Therefore, where SuperBAC makes sales to more than one legal entity within a client's economic group, each legal entity would be included separately within this data and not aggregated into one economic group per client. SuperBAC defines the "client base" associated with a base year as the total number of clients from whom SuperBAC derived net operating revenue within its agribusiness vertical starting from a specific base year and onwards, consecutively, through each subsequent calendar year thereafter.

(1) Other states PA, SC, RO, MA, TO, DF and PI.

31

Summary of Russia-Ukraine War Impacts on Fertilizer Market

SUPERBAC
Nature-driven intelligence

- Russia-Ukraine war has deep impacts on the global supply of mineral fertilizers
  - Combined, Russia and Belarus had provided about 40% of the world's exports of potash[1]
  - Russia also exported 11% of the world's urea, and 48% of the ammonium nitrate[1]
- SuperBAC does not currently have any significant concentration of suppliers from the region impacted by the war, and does not currently expect any significant impacts on its ability to secure raw materials in the short term
  - Less than 10% of its raw materials were shipped from Russian, Ukranian or Belarusian companies[2]
  - ~50% of its raw material comes from companies headquartered in Morocco, China, Egypt and Canada
  - 85% of the sales previously forecasted in business plan for 2022 are already ordered by customers, of which 90% of the raw materials for such orders have already been ordered by SuperBAC
- As a potential positive impact, global fertilizer scarcity can accelerate the adoption curve of biofertilizers
  - For example, Bunge recently placed its first order from SuperBAC for the MAPITOBA[3] region

Note: (1) https://www.cnbc.com/2022/04/06/a-fertilizer-shortage-worsened-by-war-in-ukraine-is-driving-up-global-food-prices-and-scarcity.html#:~:text=Russia%20and%20Ukraine%20together%20export,prices%20are%20rising%20even%20more. (2) YTD as of June 20, 2022. (3) https://www.portaldoagronegocio.com.br/agroindustria/biologicos/noticias/guerra-entre-russia-e-ucrania-pode-impulsionar-venda-de-fertilizantes-biologicos-no-brasil, https://g1.globo.com/economia/agronegocios/globo-rural/noticia/2022/04/10/procura-por-biofertilizantes-aumenta-apos-alta-de-preco-de-adubos-quimicos.ghtml; (3) MAPITOBA region is comprised of Brazilian states of Maranhão, Piauí, Tocantins and Bahia.

32

33 Compelling Valuation Relative to Peers Public peer forward projections reflect FactSet market data consensus estimates as of July 5, 2022. For more information relating to SuperBAC’s projections, see “Disclaimer — Forward - Looking Statements” and “Disclaimer — Use of Pro jections” on page 44. (1) SuperBAC projected net operating revenue does not take into account present value adjustments. 46.0% 9.1% 10.2% 6.9% 7.2% 35.4% 22.4% 7.0% 28.9% Median 23E: 9.7% Median 23E: 28.9% Median 23E: 7.0% 1.2x 7.5x 8.0x 2.9x 2.1x 2.0x 1.1x 7.7x 2.5x 1.5x Median 23E: 7.7x Median 23E: 1.5x Median 23E: 2.5x Firm Value / Projected Net Operating Revenue 2023E (1) x Projected Net Operating Revenue CAGR 2021E - 2023E (1) % Global Biotech Conventional AgInputs LatAm AgInputs

34 Special Fertilizers Crop Protection Non - Ag Products Biofactory in Brazil Proprietary Microbiome Database Biological Mineral Biological Chemicals SuperBAC is Better Positioned Than Other Players Source: Companies’ filings. 34

Additional Transaction Terms

SUPERBAC
Nature-driven intelligence

- Equity Value of US$ 294mn, post promote dilution[1]
  - Permitted additional net indebtedness of up to US$ 42mn[2], if needed for working capital purposes
  - Minimum cash condition of US$ 150mn[3]
- Board of Directors of 7 members
  - 2 nominated by XPAC (one independent), and the remaining 5 by Mr. Luiz Chacon (2 independents)
  - At Mr. Luiz Chacon's discretion, the Board of Directors can be increased to 9 members. In such case, 3 will be nominated by XPAC (two independents), and the remaining 6 by Mr. Luiz Chacon (1 independent)
  - Sunset provisions in line with market practice: (i) Mr. Luiz Chacon starts to lose board nomination rights if his voting power is below 25% of total voting power; (ii) XPAC reduces to one board member if its stake is below 50% of its initial stake, and loses the ability to appoint a board member if its stake is less than 25% of its initial stake
  - Mr. Luiz Chacon will have Class B shares with 10:1 voting power. Consequently, Mr. Luiz Chacon will initially have ~65% of the voting rights. Class B shares will be automatically converted to Class A shares if Class B shares held by the founder decrease to below 4% of total outstanding shares
- Equity Plan (stock options) of up to 5% of total outstanding shares
  - Mr. Luiz Chacon will not be a beneficiary of the Equity Plan
- Lock-up period: (i) Sponsor: 1 year[4;] (ii) Mr. Luiz Chacon: 2 years (this lock-up does not apply to a maximum of US$ 14mn[1], to address Mr. Luiz Chacon's liquidity needs); (iii) Temasek: 6 months; (iv) Management Equity Plan participants that receive Class A shares in the Business Combination: 3 years; and (v) Other SuperBAC existing shareholders: 6 months

Note: The exchange rate used on this page is R$4.7326 to US$1.00 (the exchange rate as of one business day prior to signing the BCA). (1) See page 21 (including the notes on that page) for the calculation of equity value pursuant to the terms of the BCA. (2) R$200 million of permitted additional net indebtedness pursuant to the BCA. (3) Gross of deal expenses. (4) Or if the last reported sale price of Class A ordinary shares equals or exceeds $12.00 per share for any 20 trading days within any 30-trading day period commencing at least 120 days after the completion of the business combination.

35

36 We are Focused on Addressing Significant Global Challenges 36 36 x x x x x x x x x x x We are Focused on Contributing to the UN Sustainable Development Goals Global Supply Chain Under Pressure x Achievement of Net Zero Carbon Footprint x Sustainable Use of Natural Resources x Global challenges will require a sustainable economic model , based on positive environmental and social impacts x UN goals supported by SuperBAC’s business model

Strong Support from Shareholders and Board Members with Deep Sector and Country Knowledge

SUPERBAC
Nature-driven intelligence

Board of Directors



Luiz Chacon Filho
Chairman
SUPERBAC



José Antônio Fay
Board Member
Camil | brf | BUNGE



Matheus Villares
Board Member
TEMASEK | Goldman Sachs | citi



Mário Barbosa
Board Member
BUNGE | Fosfertil | ANDA



André Jafferian Neto
Board Member
Banco SOFISA



Marcel Piccinno
Observer Member
suzano | BUNGE | LDC

Temasek

US$283bn in Portfolio as of March 2021

14% of total shareholders' return since 1974

✓ **1974** Incorporation of Temasek

✓ **13** Offices across 9 countries

Strong focus on Biotech investments

10% of Temasek portfolio allocated in the Life Sciences & Agri-Food segment

PIVOT BIO

Temasek **led Pivot Bio's Series D round**

Innovent | WuXi Biologics Global Solution Provider | amyris

XPAC



+40

Chu Kong
CEO and Chairman
XP Inc. | actis | FGV | USP



+15

Guilherme Teixeira
CIO
XP Inc. | VINCI partners | CFA Institute



+12

Fábio Kann
CFO
XP Inc. | The Carlyle Group | FGV | Stanford Business | USP

Years of Experience

37

38 Definitions of non - IFRS terms • Adjusted EBITDA and projecte d adjusted EBITDA (1) is calculated as net income (loss) before interest expense, provision for income taxes, depreciation and amortization, present value adjustments, executive compensation, changes in fair value of investment property and non - recurring items. • Adjusted EBITDA margin and projected adjusted EBITDA margin is calculated by dividing adjusted EBITDA or projected adjusted EBITDA (as applicable) by net operating revenue for the applicable period. (1) SuperBAC does not believe that adjustments for present value adjustments, changes in fair value of investment property an d n on - recurring items are applicable in the case of projected adjusted EBITDA.

39 SuperBAC’s Financial Projections Overview (1/3) As of the date of this presentation , the financial projections contained herein represent the current expectations of the management of SuperBAC regarding SuperBAC’s expected future financial performance. (1) Projections for 2022E to 2026E do not take into account present value adjustments. (2) For a reconciliation of adjusted EBITDA and projected adjusted EBITDA to net income (loss), see page 42. See “Disclaimer – State ment Regarding Non - GAAP Financial Measures” on page 44. For more information relating to SuperBAC’s projections, see “Disclaimer — Forward - Looking Stateme nts” and “Disclaimer — Use of Projections” on page 44. R$ mn 2020A 2021A 2022E 2023E 2024E 2025E 2026E Net Operating Revenue (1) 336 707 1,201 1,505 1,788 2,496 3,161 % Growth 17% 111% 70% 25% 19% 40% 27% Gross Profit (1) 72 144 330 465 597 945 1,249 Gross Margin (1) 22% 20% 27% 31% 33% 38% 40% Adjusted EBITDA (2) 19 45 151 204 270 438 621 Adjusted EBITDA Margin (2) 6% 6% 13% 14% 15% 18% 20% Cash Flow from Operations 35 164 204 301 378 % of Adjusted EBITDA (2) 24% 80% 75% 69% 61% Free Cash Flow to Firm (9) 111 101 197 339 % Growth n.m . 91% 196% 172%

SuperBAC's Financial Projections Overview (2/3)

SUPERBAC
Nature-driven intelligence

R$ mn	2022E	2023E	2024E	2025E	2026E
Net Operating Revenue[1]	1,201	1,505	1,788	2,496	3,161
Crop Nutrition	1,171	1,411	1,580	1,899	2,295
% Growth		*20%*	*12%*	*20%*	*21%*
Crop Protection	0	0	53	241	446
% Growth		*n.m*	*n.m*	*357%*	*85%*
Non-agri	30	94	156	356	421
% Growth		*215%*	*66%*	*128%*	*18%*
Gross Profit[1]	330	465	597	945	1,249
Crop Nutrition	312	413	476	592	733
% Growth		*29%*	*30%*	*31%*	*32%*
Crop Protection	0	0	32	144	268
% Growth		*n.m.*	*60%*	*60%*	*60%*
Non-agri	18	52	89	209	249
% Growth		*55%*	*57%*	*59%*	*59%*
Total SG&A	(179)	(262)	(327)	(507)	(628)
% Growth		*46%*	*25%*	*55%*	*24%*
Sales Expenses	(96)	(116)	(131)	(157)	(190)
G&A	(64)	(78)	(110)	(209)	(285)
R&D	(19)	(68)	(86)	(141)	(153)
Adjusted EBITDA[2]	151	204	270	438	621
Adjusted EBITDA Margin[2]	*13%*	*14%*	*15%*	*18%*	*20%*

As of the date of this presentation, the financial projections contained herein represent the current expectations of the management of SuperBAC regarding SuperBAC's expected future financial performance.
(1) Projections for 2022E to 2026E do not take into account present value adjustments. (2) For a reconciliation of projected adjusted EBITDA to net income (loss), see page 42. See "Disclaimer – Statement Regarding Non-GAAP Financial Measures" on page 44. For more information relating to SuperBAC's projections, see "Disclaimer—Forward-Looking Statements" and "Disclaimer— Use of Projections" on page 44.

40

41 SuperBAC’s Financial Projections Overview (3/3) R$ mn 2022E 2023E 2024E 2025E 2026E Adjusted EBITDA (1) 151 204 270 438 621 ( - ) Taxes (39) (70) (91) (146) (211) ( - ) Δ Net Working Capital (2) (76) 30 24 9 (33) Cash Flow from Operations 35 164 204 301 378 ( - ) CAPEX and Investments (44) (53) (103) (104) (39) Cash Flow from Investments (44) (53) (103) (104) (39) Free Cash Flow to Firm (9) 111 101 197 339 As of the date of this presentation , the financial projections contained herein represent the current expectations of the management of SuperBAC regarding SuperBAC’s expected future financial performance. For more information relating to SuperBAC’s projections, see “Disclaimer — Forward - Looking Statements” and “Disclaimer — Use of Projections” on page 44. (1) For a reconciliation of projected adjusted EBITDA to net income (loss), see page 42. See “Disclaimer – Statement Regarding Non - G AAP Financial Measures” on page 44. (2) Net working capital is calculated as the difference between (a) current assets minus cash and (b) current liabilities minus debt.

Reconciliation of non-IFRS terms

R$ millions, except percentages	2020	2021	2022E	2023E	2024E	2025E	2026E
Profit (loss) for the year(1)	37.6	(36.7)	76	137	176	283	409
(+) Financial result, net	(0.9)	(23.2)	(9)	36	41	47	58
(+/-) Income tax and social contribution	(13.0)	4.3	(39)	(70)	(91)	(146)	(211)
EBIT	**51.5**	**(17.8)**	**124**	**171**	**226**	**382**	**561**
(+) Present value adjustments(*)	20.7	31.6	(*)	(*)	(*)	(*)	(*)
(+) Executive compensation(1)	-	22.0	n/a	n/a	n/a	n/a	n/a
(-) Changes in fair value of investment property(2)	(28.5)	(5.2)	n/a	n/a	n/a	n/a	n/a
(+) Non-recurring items(3)	(37.3)	(1.1)	n/a	n/a	n/a	n/a	n/a
Adjusted EBIT	**6.4**	**29.5**	**124**	**171**	**226**	**382**	**561**
(+) Depreciations and amortization	12.2	15.9	27	33	44	56	60
Adjusted EBITDA	**18.6**	**45.4**	**151**	**204**	**270**	**438**	**621**
Net operating revenue(1)	335.7	706.0	1,201	1,505	1,788	2,496	3,161
Adjusted EBITDA Margin	***5.5%***	***6.4%***	***13%***	***14%***	***15%***	***18%***	***20%***

As of the date of this presentation, the financial projections contained herein represent the current expectations of the management of SuperBAC regarding SuperBAC's expected future financial performance. For more information relating to SuperBAC's projections, see "Disclaimer—Forward-Looking Statements" and "Disclaimer— Use of Projections" on page 44. See "Disclaimer – Statement Regarding Non-GAAP Financial Measures" on page 44.

(*) As shown in Note 22 to SuperBAC's audited financial statements, SuperBAC reports "Net operating revenue" net of the present value adjustment (which is the adjustment to present value of the revenue recorded upon delivery of SuperBAC's products to the time when net cash flows in relation to those revenues are received, which SuperBAC adjusts by applying an appropriate discount rate that reflects the risks associated with such cash flow streams. As disclosed by SuperBAC, SuperBAC calculates adjusted EBITDA with a present value adjustment in order to allow investors to compare peer companies within its industry irrespective of their capital structure, billing cycle or revenue collection methodology. SuperBAC's projected net operating revenue does not include a present value adjustment, which would be required by IFRS. Therefore, the reconciliation for projected adjusted EBITDA does not include any adjustment for present value adjustment because SuperBAC's projected net operating revenue was not projected net of present value adjustment.

(1) Reflects stock-based compensation charges incurred in connection with the Business Combination.

(2) Reflects primarily appreciation in the fair value of our Tangara farm in 2020 and 2021.

(3) In 2021, reflects primarily (i) the reversion of earn-out expenses in the amount of R$4.5 million relating to SuperBAC's acquisition of an equity interest in SuperBAC Fertilizantes, which was partially offset by (ii) expenses incurred in connection with non-recurring litigation expenses relating to our Tangara farm in the amount of R$1.6 million, (iii) other expenses incurred in connection with our Tangara farm in the amount of R$1.2 million, and (iv) expenses incurred in the amount of R$0.7 million in connection with the unwinding of transactions relating to the lending and borrowing of raw materials.

42

Disclaimer (1/2)

This presentation (this "Presentation") is provided for informational purposes only and has been prepared by SuperBAC Biotechnology Solutions S.A. (SuperBAC") and XPAC Acquisition Corp. ("XPAC") to assist interested parties in making their own evaluation with respect to a potential business combination between the SuperBAC and XPAC (the "Business Combination") and must not be relied upon for any other purpose. The Business Combination will be consummated in a manner whereby SUPERBAC PubCo Holdings Inc., a Cayman Islands exempted company ("PubCo") will become the publicly traded holding company.

No Offer or Solicitation
This Presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities, or a commitment of SuperBAC or XPAC with respect to any of the foregoing, and this Presentation shall not form the basis of any contract. This Presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

No Representation or Warranty
This Presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate SuperBAC or a possible investment decision with respect to the Business Combination. The recipient agrees and acknowledges that this Presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representations or warranties, express or implied, is or will be given by XPAC, SuperBAC or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the value that may be realized in connection with the Business Combination, the legal, regulatory, tax, financial, accounting or other effects of the Business Combination or the accuracy or completeness of the information in this Presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the Business Combination, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. Any information, data or statistics on past performance or modeling contained herein is not an indication as to future performance. XPAC and SuperBAC assume no obligation to update the information in this Presentation. Recipients of this Presentation should each make their own evaluation of SuperBAC and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

Industry and Market Data
Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Certain data included in this Presentation was derived from studies commissioned by SuperBAC. Data indicated as being preliminary is subject to change if and when updated or final data becomes available. Although all such information has been obtained from sources believed to be reliable and are included in good faith, neither XPAC nor SuperBAC has independently verified the data obtained from these sources and cannot assure you of the accuracy or completeness of the data. Accordingly, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of such data. Recipients are cautioned not to place undue weight on such information.

Forward Looking Statements
Certain statements included in this Presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," "preliminary" and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of SuperBAC's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions.

Many actual events and circumstances are beyond the control of SuperBAC. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to, statements regarding XPAC's, SuperBAC's and PubCo's estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to product development, commercialization, commercial models, business growth and expansion (including SuperBAC's ability to expand in its existing industry verticals and enter new industry verticals and develop and launch new products as contemplated by SuperBAC's business plan and SuperBAC's projections), changes in commodity prices, developments in relation to the Russia-Ukraine conflict and the COVID-19 pandemic, as well as discussion of SuperBAC's business plan in general, potential benefits of the transaction, potential financings to be obtained by SuperBAC in the ordinary course of business or any equity or debt financings to be obtained in connection with the business combination and the satisfaction of conditions to closing of the business combination, including the minimum cash condition. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors along with those factors discussed in XPAC's final prospectus that forms a part of XPAC's Registration Statement on Form S-1 (Reg No. 333-256097), which was filed with the SEC pursuant to Rule 424(b)(4) on August 2, 2021 (the "Prospectus") and XPAC's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 30, 2021, in each case, under the heading "Risk Factors," and other documents that XPAC has filed, or will file, with the U.S. Securities and Exchange Commission (the "SEC"), including, when available, XPAC's and SuperBAC's final proxy statement/prospectus to be filed with the SEC in connection with the Business Combination, in each case, under the heading "Risk Factors," and other documents of XPAC and SuperBAC filed, or to be filed, with the SEC. If any of these risks materialize or the assumptions of XPAC, SuperBAC or PubCo prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither XPAC nor SuperBAC presently know or that XPAC and SuperBAC currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XPAC's and SuperBAC's expectations, plans or forecasts of future events and views as of the date of this Presentation. XPAC and SuperBAC anticipate that subsequent events and developments will cause XPAC's and SuperBAC's assessments to change. However, while XPAC and SuperBAC may elect to update these forward-looking statements at some point in the future, XPAC and SuperBAC specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing XPAC's and SuperBAC's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Use of Projections
This Presentation contains certain financial forecasts, including sales volume, revenue, net operating revenue, gross profit, adjusted EBITDA, net income, capex, net debt (and growth rates and ratios derived therefrom). None of these projections have been prepared with a view toward public disclosure, and SuperBAC's independent auditors have not studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, no independent auditor has expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of XPAC's and SuperBAC's control. While presented with numeric specificity, all financial projections, estimates and targets are necessarily speculative and XPAC and SuperBAC believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of future performance or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. As such, these projections may be inaccurate and should not be relied upon as an indicator of the future results of SuperBAC or PubCo.

43

Disclaimer (2/2)

Presentation of Financial Data
The financial information and data contained this Presentation has not been audited in accordance with PCAOB standards and may not conform to Regulation S-X promulgated by the SEC. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement, prospectus or other report or document filed or to be filed or furnished by XPAC, SuperBAC or PubCo with the SEC.

Certain historical financial data of SuperBAC included in this Presentation has been derived from SuperBAC's audited financial statements for the years ended December 31, 2020 and 2021 which have been prepared in accordance with International Financial Reporting Standards ana daudited in accordance with PCAOB standards. In addition, certain other financial data of SuperBAC included in this Presentation is based and SuperBAC's internal management accounts that have not been reviewed or audited and are subject to further review and updates.

Exchange Rate Data
This Presentation contains translations of certain Brazilian *reais* amounts into U.S. dollars at the rate indicated on the relevant page. These translations should not be construed as representations that the Brazilian *reais* amounts actually represent such U.S. dollar amounts as of the date of this Presentation or as of any other date, or could be converted into U.S. dollars at the rates indicated. In particular, certain amounts related to valuation metrics have been converted from Brazilian *reais* into U.S. dollars at the rate of R$4.7326 per US$1.00, which was the exchange rate in effect as of the business day prior to signing the BCA, Although, pursuant to the terms of the BCA, SuperBAC's equity valuation has been fixed in U.S. dollars using the exchange rate of R$4.7326 per $1.00, which was the exchange rate in effect as of the business day prior to signing the BCA (except for certain adjustments described on page 21), SuperBAC's functional currency is the Brazilian *real* and is exposed to foreign exchange risks. Therefore, fluctuations in the US dollar / Brazilian *real* exchange rate may affect SuperBAC's actual and projected results and performance, and consequently the merits of an investment in SuperBAC.

Statement Regarding Non-GAAP Financial Measures
Certain financial measures in this Presentation are not calculated pursuant to U.S. Generally Accepted Accounting Principles ("GAAP") or International Financial Reporting Standards ("IFRS"). These non-GAAP financial measures are in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with GAAP or IFRS. There are a number of limitations related to the use of these non-GAAP financial measures as compared to their nearest GAAP or IFRS equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the non-GAAP financial measures herein as tools for comparison. You should review each of XPAC's and SuperBAC's audited financial statements in accordance with GAAP or IFRS and should not rely on any single financial measure as part of your evaluation. This Presentation contains an explanation of how SuperBAC calculates the non-GAAP measures presented herein, as well as a reconciliation of historical non-GAAP measures to their most directly comparable measures calculated under Brazilian GAAP.

This Presentation also includes certain projections of non-GAAP measures. Due to the high variability, uncertainty and inherent difficulty of making accurate forecasts and projections, including predicting the occurrence and financial impact of certain adjustments, and the periods in which such adjustments may be recognized, SuperBAC is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. SuperBAC is unable to address the probable significance of the unavailable information, which could be material to future results.

Additional Information About the Proposed Business Combination and Where to Find It
Additional information about the proposed Business Combination will be provided in a Current Report on Form 8-K to be filed by XPAC with the SEC. The proposed business combination will be submitted to the shareholders of XPAC for their consideration. PubCo intends to file a Registration Statement on Form F-4 (the "Registration Statement") with the SEC which will include preliminary and definitive proxy statements to be distributed to XPAC's shareholders in connection with XPAC's solicitation for proxies for the vote by XPAC's shareholders in connection with the proposed transaction and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued in connection with the completion of the proposed business combination. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination. After the Registration Statement has been filed and declared effective, XPAC will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed Business Combination. XPAC's shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, and documents incorporated by reference therein filed in connection with XPAC's solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed transaction, because these documents will contain important information about XPAC, SuperBAC and PubCo and the proposed business combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed with the SEC by XPAC, without charge, at the SEC's website located at www.sec.gov or by written request sent to 55 West 46th Street, 30th Floor, New York, NY 10036.

The information in this Presentation has not been reviewed by the SEC and certain information, such as the financial measures referenced herein, may not comply in certain respects with SEC rules. As a result, the information in the Registration Statement may differ from this Presentation in order to comply with SEC rules. The Registration Statement will include substantial additional information about SuperBAC and its business that is not contained in this Presentation. Once filed, the information about SuperBAC and its business in the Registration Statement will supersede the information included in this Presentation.

Participants in the Solicitation
XPAC, SuperBAC, PubCo and certain of their respective directors, executive officers and other members of management, employees and consultants may, under SEC rules, be deemed to be participants in the solicitations of proxies from XPAC's shareholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of XPAC's shareholders in connection with the proposed Business Combination will be set forth in XPAC's proxy statement/prospectus when it is filed with the SEC. You can find more information about XPAC's directors and executive officers, and their respective interests in XPAC, in the Prospectus. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Trademarks
XPAC and SuperBAC own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation may also contain trademarks, service marks, trade names and copyrights of third-parties, which are the property of their respective owners. The use or display of third-parties' trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with XPAC or SuperBAC, or an endorsement or sponsorship by or of XPAC or SuperBAC. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate in any way that XPAC or SuperBAC will not assert to the fullest extent under applicable law their respective rights or the rights of the applicable licensor(s) to these trademarks, service marks, trade names and copyrights.

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Risk Factors

The risks presented below are certain of the general risks related to SuperBAC Biotechnology Solutions S.A. ("SuperBAC"), XPAC Acquisition Corp. ("XPAC") and the proposed business combination between SuperBAC and XPAC (the "Business Combination"), and such list is not exhaustive. You should carefully consider these risks and uncertainties, and should carry out your own evaluation and consult with your own financial and legal advisors concerning the risks and suitability of XPAC's securities, an investment in SuperBAC or PubCo (as defined below) and the Business Combination. Risks relating to the business of SuperBAC will be disclosed in future documents filed or furnished by SuperBAC and XPAC with the U.S. Securities and Exchange Commission ("SEC"), including the documents filed or furnished in connection with the Business Combination. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of SuperBAC and XPAC and the Business Combination, and may differ significantly from, and be more extensive than, those presented below.

It is currently expected that the Business Combination will be consummated in a manner whereby a newly-incorporated Cayman Islands exempted company ("PubCo") will become the publicly traded holding company. As used herein, "our" refers to SuperBAC and its subsidiaries.

Risks Related to SuperBAC's Business, Industry, Financial Condition, and Results of Operations

- SuperBAC's prior success in developing and commercializing its crop nutrition solutions may not be indicative of its ability to successfully develop and commercialize other biologically-based solutions for use in other applications or other industries.
- SuperBAC's revenues are primarily derived from its agribusiness segment, and any downturn in the Brazilian agricultural industry could adversely affect SuperBAC.
- SuperBAC is subject to the effects of inherent seasonality in the agricultural industry.
- SuperBAC is subject to risks related to default by its customers on sales for which SuperBAC extends customer credit and carries accounts receivable balances.
- SuperBAC has substantial customer concentration, with a limited number of customers accounting for a substantial portion of its revenues and accounts receivable.
- SuperBAC's ability to execute its business plan would be impaired if the market for biologically-based solutions does not develop as anticipated.
- The development cycles and sales cycles for SuperBAC's solutions are lengthy, and SuperBAC may incur significant expenses before it generates any revenues from newly developed solutions.
- SuperBAC may not be successful in using its biotech platform to develop new, marketable solutions or maintain the effectiveness of SuperBAC's existing solutions.
- The market, including prospective customers and potential investors, may be skeptical of the viability and benefits of SuperBAC's biologically-based solutions.
- If SuperBAC is unable to manage its growth and expand its operations successfully, SuperBAC's reputation and brand may be damaged, and its business and results of operations may be harmed.
- Exchange rate instability may have adverse effects on SuperBAC's business.
- SuperBAC may be adversely affected if any of the tax benefits granted to it expire, are revoked or if SuperBAC is unsuccessful in re-qualifying for such tax benefits.
- Changes in laws and regulations to which SuperBAC is subject, or to which it may become subject in the future, may materially increase SuperBAC's costs of operation, decrease its operating revenues and disrupt its business.
- SuperBAC has not entered into long term agreements with its customers, and SuperBAC's business, financial condition and results of operations may be adversely affected if its customers choose not to procure their supplies from SuperBAC.
- SuperBAC may not be successful in finding and maintaining future strategic partners for the development and commercialization of new biologically-based solutions.
- SuperBAC may be exposed to risks related to health epidemics, and the COVID-19 pandemic in particular, that could adversely impact its ability to operate its business and results of operations.
- SuperBAC's intellectual property rights may not adequately protect its business or provide it with a competitive advantage.
- Trade secrets can be difficult to protect and enforce, and SuperBAC's inability to do so could adversely affect its competitive position.
- SuperBAC may not be able to operate its business without infringing the proprietary rights of third parties and may in the future be sued by third parties for alleged infringement, misappropriation, or other violations of the proprietary rights of third parties.
- Fluctuations in the prices of raw materials used to manufacture SuperBAC's biologically-based solutions may affect its cost structure, gross margin and ability to compete.
- SuperBAC's inability to obtain raw materials in a timely manner and/or in sufficient quantities could adversely affect its operations, financial condition and/or profitability.
- SuperBAC's manufacturing operations are critical to its business and any shutdown of its manufacturing facilities may have an adverse effect on SuperBAC's business, results of operations and financial condition.
- Maintenance, expansion and refurbishment of SuperBAC's facilities, the construction of new facilities and the development and implementation of new manufacturing processes involve significant risks.
- SuperBAC may not be able to obtain, or may experience significant delays or costs in obtaining, regulatory approval for its biotechnology-based solutions, and even if such approvals are obtained, ongoing regulatory compliance may be time-consuming and costly.
- SuperBAC faces intense competition for its existing solutions, and expect to continue facing intense competition for its existing solutions and for the solutions that SuperBAC intends to develop, often from larger companies with greater resources and experience than SuperBAC, which could negatively impact its results of operations and market share.

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Risk Factors (Cont'd)

- SuperBAC may not be able to raise sufficient funds to implement its business plan, fund its projects, renew its existing financings and other lines of credit or access new financing facilities on attractive terms or at all, which could have a material adverse effect on SuperBAC.
- SuperBAC's inability to meet its financial liabilities and comply with its covenants may adversely affect its results and business.
- SuperBAC's performance depends on its ability to attract and retain qualified personnel.
- SuperBAC may in the future acquire other companies, employee teams, products or technologies, which could divert management's attention, result in additional dilution to shareholders, and otherwise disrupt its operations and adversely affect SuperBAC's operating results.
- SuperBAC's failure to comply with applicable anti-corruption, anti-bribery, sanctions and other international trade laws and regulations could subject it to criminal or civil liability and adversely affect SuperBAC.
- SuperBAC's biologically-based solutions may cause undesirable side effects or environmental effects which may delay or prevent regulatory approval, or, if approval is received, require them to be taken off the market, require them to include safety warnings or otherwise limit their sales.
- The costs and effects of pending and future litigation, investigations or similar matters, or adverse facts and developments related thereto, could materially affect SuperBAC's business, financial position and results of operations.
- SuperBAC may become subject to product liability lawsuits or indemnity claims in the ordinary course of business, which could materially and adversely affect its business and results of operations.
- SuperBAC relies in part on outsourced workers, which may create an obligation for SuperBAC to pay certain labor, social security and other obligations.
- SuperBAC derives substantial benefits from its existing relationship with Temasek as a shareholder, and a loss or reduction in the level of support that SuperBAC receive from Temasek could adversely affect it.
- SuperBAC may incur significant costs to comply with environmental, health and safety laws and regulations, and failure to comply with these laws and regulations could expose it to significant liabilities and other penalties.
- Any failure to adapt to or comply with regulations on data privacy may adversely affect SuperBAC's results and reputation.
- SuperBAC faces risks related to cybersecurity threats and incidents, as well as significant disruptions of its information technology systems or data security incidents that could result in significant financial, legal, regulatory, business and reputational harm.
- SuperBAC has identified material weaknesses in its internal control over financial reporting, and if SuperBAC is unable to remediate these material weaknesses, it may not be able to accurately or timely report its financial condition or results of operations, meet its reporting obligations and/or prevent fraud.
- Any failures in SuperBAC's risk management and internal reporting systems, policies and procedures can expose it to unexpected or unforeseen risks, which could adversely affect SuperBAC's business.
- There are risks for which SuperBAC's insurance policies may not adequately cover or for which SuperBAC has no insurance coverage, and the materialization of such uninsured risks could adversely affect it.
- Climate change may impact SuperBAC's facilities and, in addition, SuperBAC may incur substantial costs to comply with climate change legislation and related regulatory initiatives.
- Failure to keep up with evolving trends and shareholder expectations relating to ESG issues or reporting could adversely impact SuperBAC, its reputation and cost of capital.

Risks Relating to Brazil

- Brazil has experienced, and may continue to experience, adverse economic or political conditions that may impact SuperBAC's business, financial condition and results of operations.
- The Brazilian federal government has exercised, and continues to exercise, significant influence over the Brazilian economy. This influence, as well as Brazil's political and economic conditions, could harm SuperBAC and the price of PubCo's securities.
- The ongoing economic uncertainty and political instability in Brazil, including as a result of ongoing corruption investigations and disputes among Brazil's three branches of government, may harm SuperBAC and the price of PubCo's securities.
- Developments and the perceptions of risks in other countries, including other emerging markets, the United States and Europe, and developments relating to the Russia-Ukraine conflict, may harm the Brazilian economy and the price of PubCo's securities.
- Inflation and certain government measures to curb inflation may adversely affect the Brazilian economy and capital markets, and as a result, harm SuperBAC's business and the price of PubCo's securities.
- Any further downgrading of Brazil's credit rating could reduce the trading price of PubCo's securities.

Risks Relating to PubCo

- The requirements of being a public company may strain PubCo's resources, divert the attention of PubCo's management team and affect PubCo's ability to attract and retain qualified board members.
- PubCo may not be able to timely and effectively implement controls and procedures required by Section 404(a) of the Sarbanes-Oxley Act that will be applicable to it after the Business Combination is consummated.
- SuperBAC's founder and CEO, Luiz Augusto Chacon de Freitas Filho, will have considerable influence over important corporate matters following the consummation of the Business Combination as a result of PubCo's dual class voting structure, which may result in PubCo taking certain actions that other shareholders may not view as beneficial.

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47 XPAC cannot predict the impact PubCo’s dual - class structure may have on the price of PubCo Class A ordinary shares. The departure or loss of significant influence of SuperBAC’s founder and CEO, Luiz Augusto Chacon de Freitas Filho, would be det rimental to PubCo’s business and adversely affect PubCo’s ability to execute its business strategies and continue to grow. PubCo could lose its foreign private issuer status, which would require it to comply with the Exchange Act’s domestic reporting reg im e and cause t to incur significant legal, accounting and other expenses. As a foreign private issuer and “controlled company” within the meaning of Nasdaq rules, PubCo is permitted to, and it will, rely on exemptions from certain corporate governance standards, which may afford less protectio n to holders of PubCo Class A ordinary shares. PubCo is an “emerging growth company” (as defined in the JOBS Act), and the reduced disclosure requirements applicable to emerging gr owth companies may make PubCo’s Class A ordinary shares less attractive to investors than those of U.S. domestic registrants and non - emerging growth companies. There will be differences between the current rights of holders of XPAC ordinary shares and the rights such persons will have as a holder of PubCo Class A ordinary shares, some of which may adversely affect such holders. Upon consummation of the Business Combination, XPAC shareholders will become PubCo shareholders, XPAC warrantholders will become holders of PubCo warrants and the market price for PubCo Class A ordinary shares may be affected by factors different from those that historically have affected XPAC. PubCo warrants will become exercisable for PubCo Class A ordinary shares, which would increase the number of shares eligible for future resale in the public market and result i n dilution to its shareholders. Even if the Business Combination is consummated, the public warrants may never be in the money, and they may expire worthless an d the terms of the warrants may be amended in a manner adverse to a holder if holders of at least 65% of the then - outstanding public warrants approve of such amendment. Beginning in January 2022, there has been a significant drop in the market values of growth - oriented companies. Accordingly, sec urities of growth companies such as SuperBAC and, following the consummation of the Business Combination, PubCo , may be more volatile than other securities and may involve special risks. Securities of companies formed through mergers of special purpose acquisition companies ( SPACs ) such as PubCo may experience a material decline in price relative to the share price of the SPAC prior to the merger. If securities or industry analysts do not publish research, publish inaccurate or unfavorable research or cease publishing re sea rch about PubCo , its share price and trading volume could decline significantly. The price of PubCo Class A ordinary shares may be volatile, and holders may be unable to resell their PubCo Class A ordinary shares at or above the price at which they purchased such stock, or at all. Future resales of PubCo ordinary shares may cause the market price of the PubCo Class A ordinary shares to drop significantly, even if PubCo’s business is doing well. Future issuances of any equity securities by PubCo may dilute the existing interests of XPAC shareholders and decrease the trading price of PubCo shares. A market for PubCo Class A ordinary shares may not develop, which would adversely affect the liquidity and price of PubCo Class A ordinary shares. Holders of XPAC securities or, following the consummation of the Business Combination, holders of PubCo securities, may face difficulties in protecting their interests, and their ability to protect their rights through U.S. court s may be limited, because PubCo is incorporated under the laws of the Cayman Islands, PubCo conducts substantially all of its operations, and a majority of its directors and executive officers reside, outside of the U ni ted States. It is not expected that PubCo will pay dividends in the foreseeable future after the Business Combination. SuperBAC has granted in the past, and PubCo will also grant in the future, share incentives, which may result in increased share - based compensation expenses. If the PubCo Class A ordinary shares or the PubCo warrants are not eligible for deposit and clearing within the facilities of the DTC, then transactions in the PubCo Class A ordinary shares or the PubCo warrants may be disrupted. The listing of PubCo securities on Nasdaq will not benefit from the process undertaken in connection with an underwritten initial public offering. Risks Related to XPAC and the Business Combination XPAC’s sponsor, officers and directors have agreed to vote in favor the Business Combination, regardless of how XPAC’s public shareholders vote. Following the consummation of the Business Combination, PubCo may be required to take write - downs or write - offs, restructuring and impairment or other charges that could have a significant negative effect on PubCo’s financial condition, results of operations and share price, which could cause holders to lose some or all of their investment. XPAC’s ability to consummate the Business Combination, may be materially adversely affected by the coronavirus (COVID - 19) outbreak and other events and the status of debt and equity markets. Litigation or legal proceedings could expose any of XPAC, SuperBAC and, following the consummation of the Business Combinatio n, PubCo , to significant liabilities and have a negative impact on XPAC’s , SuperBAC’s or PubCo’s respective reputations or business, as applicable. XPAC has not obtained an opinion from an independent investment banking firm or any other independent third party, and conseq uen tly, holders of XPAC securities may have no assurance from an independent source that the price XPAC is paying for the business is fair to XPAC’s shareholders from a financial point of view. Variations in exchange rates could affect the merits of an investment in SuperBAC. Risk Factors (Cont’d)

Risk Factors (Cont'd)

SUPERBAC
Nature-driven intelligence

- XPAC's shareholders will experience immediate dilution due to the issuance of PubCo ordinary shares to the SuperBAC shareholders as consideration in the Business Combination. Having a minority share position likely reduces the influence that XPAC's current shareholders have on the management of PubCo.
- The Initial Merger (as defined in the BCA) may be a taxable event for U.S. holders of XPAC Class A ordinary shares or the warrants.
- PubCo is expected to be a passive foreign investment company (PFIC) in 2022 and XPAC is expected to be a PFIC in 2021, which could result in adverse U.S. federal income tax consequences to U.S. holders of PubCo's securities and XPAC's securities.
- Since XPAC's sponsor and XPAC's independent directors will lose their entire investment in XAPC if XPAC's initial business combination is not completed, a conflict of interest may arise in determining whether SuperBAC is an appropriate target for the Business Combination.
- XPAC's Sponsor, certain members of XPAC's board of directors and XPAC's officers have interests in the Business Combination that may conflict with those of other shareholders in recommending that shareholders vote in favor of approval of the Business Combination and the other proposals expected to be put to XPAC's shareholders.
- The parties to the BCA may amend the terms of the BCA or waive one or more of the conditions to the Business Combination, and the exercise of discretion by XPAC's directors and officers in agreeing to changes to the terms of or waivers of closing conditions in the BCA may result in a conflict of interest when determining whether such changes to the terms of the BCA or waivers of conditions are appropriate and in the best interests of XPAC's shareholders.
- Since XPAC's Sponsor and XPAC's officers and directors will not be eligible to be reimbursed for their out-of-pocket expenses if XPAC does not complete its initial business combination, a conflict of interest may arise in determining whether the Business Combination or an alternative initial business combination target is appropriate for XPAC's initial business combination.
- Citi has a potential conflict of interest regarding the Business Combination.
- XP Investments US has a potential conflict of interest regarding the Business Combination
- Conflicts may arise from XP's sponsorship of XPAC, its provision of services both to XPAC (including, through XP Investments US and XP Investimentos) and to third-party clients, as well as from actions undertaken by XP and the XP affiliated entities for their own account or for the account of others.
- The Business Combination is subject to a minimum cash condition, which may make it more difficult for us to complete the Business Combination as currently contemplated.
- A market for PubCo's securities may not continue, which would adversely affect the liquidity and price of PubCo's securities.
- Nasdaq may not list PubCo's securities on its exchange, and if they are listed PubCo may be unable to satisfy listing requirements in the future, which could limit investors' ability to effect transactions in PubCo's securities and subject PubCo to additional trading restrictions.
- If PubCo's performance following the Business Combination does not meet market expectations, the price of PubCo's securities may decline.
- Shareholder litigation could prevent or delay the closing of the Business Combination or otherwise negatively impact XPAC's business, operating results and financial condition.
- During the pendency of the Business Combination, we will not be able to solicit, initiate, submit, facilitate, discuss or negotiate any inquiry, proposal or offer with respect to similar business combination transaction or certain other transactions, because of restrictions in the BCA. Furthermore, certain provisions of the BCA will discourage third parties from submitting alternative takeover proposals, including proposals that may be superior to the arrangements contemplated by the BCA.
- The Business Combination is subject to conditions, including certain conditions that may not be satisfied on a timely basis, if at all.
- SuperBAC will be subject to business uncertainties and contractual restrictions while the Business Combination is pending.
- XPAC expects to incur significant, non-recurring costs in connection with consummating the Business Combination and related transactions.
- PubCo may redeem unexpired warrants prior to their exercise at a time that is disadvantageous to warrantholders, thereby making such warrants worthless.
- Following the Business Combination, PubCo's management team will have the ability to require holders of PubCo warrants to exercise such warrants on a cashless basis will cause holders to receive fewer PubCo Class A ordinary shares upon their exercise of the warrants than they would have received had they been able to exercise their warrants for cash.
- The ability of XPAC's public shareholders to exercise redemption rights with respect to a large number of XPAC's shares may not allow us to optimize XPAC's capital structure.
- The ability of XPAC's public shareholders to exercise redemption rights with respect to a large number of XPAC's shares could increase the probability that Business Combination will be unsuccessful and that holders would have to wait for liquidation in order to redeem XPAC's shares.
- If an XPAC shareholder or a "group" of shareholders are deemed to hold in excess of 15% of XPAC Class A ordinary shares, they will lose the ability to redeem all such shares in excess of 15% of XPAC Class A ordinary shares.
- XPAC's shareholders may be held liable for claims by third parties against us to the extent of distributions received by them upon redemption of their shares.

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Risk Factors (Cont'd)

- XPAC public shareholders who wish to redeem their public shares for a pro rata portion of XPAC's trust account must comply with specific requirements for redemption that may make it more difficult for them to exercise their redemption rights prior to the deadline. If XPAC shareholders fail to comply with the redemption requirements to be set forth in the proxy statement/prospectus, they will not be entitled to redeem their public shares for a pro rata portion of the funds held in XPAC's trust account.
- If a shareholder fails to receive notice of XPAC's offer to redeem XPAC's public shares in connection with the Business Combination, or fails to comply with the procedures for tendering its shares, such shares may not be redeemed.
- There is no guarantee that a public shareholder's decision whether to redeem its shares for a pro rata portion of XPAC's trust account will put the public shareholder in a better future economic position.
- XPAC may not be able to complete its initial business combination within the prescribed time frame, in which case we would cease all operations except for the purpose of winding up and we would redeem XPAC's public shares and liquidate, in which case XPAC's public shareholders may only receive $10.00 per share, or less than such amount in certain circumstances, and XPAC's warrants will expire worthless.
- If the adjournment proposal expected to be put to XPAC's shareholders is not approved, and an insufficient number of votes have been obtained to authorize the consummation of the Business Combination, the XPAC board of directors will not have the ability to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation of further votes, and, therefore, the Business Combination may not be consummated.
- The consummation of the Business Combination may be materially adversely affected by any negative impact on the global economy, financial markets or otherwise resulting from the conflict in Ukraine or any other geopolitical tensions.
- The exercise price for the public warrants is higher than in many similar blank check companies in the past, and, accordingly, the warrants are more likely to expire worthless.
- XPAC's directors may decide not to enforce the indemnification obligations of XPAC's sponsor resulting in a reduction in the amount of funds in XPAC's trust account available for distribution to XPAC's public shareholders.
- If, after we distribute the proceeds in XPAC's trust account to XPAC's public shareholders, we file a bankruptcy or insolvency petition or an involuntary bankruptcy or insolvency petition is filed against XPAC that is not dismissed, a bankruptcy or insolvency court may seek to recover such proceeds, and the members of the XPAC board of directors may be viewed as having breached their fiduciary duties to XPAC's creditors, thereby exposing the members of the XPAC board of directors and XPAC to claims of punitive damages.
- If, before distributing the proceeds in XPAC's trust account to XPAC's public shareholders, we file a bankruptcy or insolvency petition or an involuntary bankruptcy or insolvency petition is filed against XPAC that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of XPAC's shareholders and the per-share amount that would otherwise be received by XPAC shareholders in connection with XPAC's liquidation may be reduced.
- If third parties bring claims against XPAC, the proceeds held in XPAC's trust account could be reduced and the per-share redemption amount received by shareholders may be less than $10.00 per share.
- If XPAC is unable to consummate its initial business combination prior to August 3, 2023 or during any extension period, XPAC's public shareholders may be forced to wait beyond such date before redemption from its trust account.
- Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect XPAC's business, including its ability to negotiate and complete the Business Combination, and results of operations.
- Public shareholders who redeem their XPAC Class A ordinary shares may continue to hold any public warrants that they own, which results in additional dilution to non-redeeming holders upon exercise of the public warrants.
- XPAC's warrants are accounted for as a warrant liability and recorded at fair value, with changes in fair value each period reported in earnings, which may have an adverse effect on the market price of XPAC Class A ordinary shares or may make it more difficult for XPAC to consummate the Business Combination.
- XPAC has identified a material weakness in XPAC's internal control over financial reporting. This material weakness could continue to adversely affect XPAC's ability to report its results of operations and financial condition accurately and in a timely manner.
- The unaudited pro forma condensed combined financial information to be set forth in the proxy statement/prospectus will be prepared for illustrative purposes only and the actual financial condition and results of operations after the Business Combination may differ materially.
- XPAC's independent registered public accounting firm's report contains an explanatory paragraph that expresses substantial doubt about XPAC's ability to continue as a "going concern."
- Past performance by XPAC's management team and their affiliates may not be indicative of future performance of an investment in XPAC.
- XPAC's actual operating results may differ significantly from the SuperBAC financial projections provided to the XPAC board of directors.
- XPAC is dependent upon its officers and directors and their departure could adversely affect XPAC's ability to operate.
- Changes in the market for directors' and officers' liability insurance could make it more difficult and more expensive for XPAC to complete the Business Combination.

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